SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934
                                (Amendment No.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for use of the Commission only
            (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                     RENAISSANCE CAPITAL PARTNERS II, LTD.
               (Name of Registrant as Specified In Its Charter)

                     _____________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:
           ___________________

      (2)  Aggregate number of securities to which transaction applies:
           ___________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           _________________________________________________________________

      (4)  Proposed maximum aggregate value of transaction: _________________

      (5)  Total fee paid: _______________

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount previously paid: _______________

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      (3)  Filing Party: __________________________

      (4)  Date Filed: _______________

                     RENAISSANCE CAPITAL PARTNERS II, LTD.
                        5646 Milton Street, Suite 900
                             Dallas, Texas 75206

              NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                       To Be Held November 17 , 2000

To the Limited Partners of Renaissance Capital Partners II, Ltd.:

  NOTICE IS HEREBY GIVEN that a Special Meeting of Limited Partners (the "Special Meeting") of Renaissance Capital Partners II, Ltd., a Texas limited partnership (the "Partnership"), will be held at the Radisson Hotel, 6060 N. Central Expwy., Dallas, Texas 75206, on November 17, 2000 at 10:00 a.m., local time, for the following purposes:

    1. To consider and vote on a Proposal for the Partnership to withdraw its election to be regulated as a business development company under the Investment Company Act of 1940;

    2. To consider and vote on a Proposal to amend the Restated and Amended Agreement and Articles of Limited Partnership to authorize the Liquidation Trustee to transfer all or substantially all of the assets of the Partnership to a liquidating trust for the benefit of all of the Limited Partners; and

    3. To transact any and all other business that may properly be presented at the Special Meeting or any adjournment(s) thereof.

  The enclosed Proxy Statement more fully describes the business to be conducted at the Special Meeting. Thomas W. Pauken, the Partnership's Liquidation Trustee (the "Trustee"), has approved the Proposals and recommends that you vote FOR each of the Proposals.

  The Trustee has set the close of business on October 20, 2000, as the record date (the "Record Date") for determining Limited Partners entitled to receive notice of, and to vote at, the Special Meeting and any adjournment(s) thereof. Whole and fractional limited partnership units will be eligible to vote and will be counted on the basis of Partnership Percentages as defined in the Partnership Agreement. Percentages entitled to vote at the Special Meeting have been determined as of the Record Date.

  You are cordially invited to attend the Special Meeting. However, whether or not you expect to attend the Special Meeting in person, PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE so that your Units can be voted at the Special Meeting. Your proxy will be returned if you are present at the Special Meeting and request its return prior to the vote or otherwise as provided in the enclosed Proxy Statement. Prompt response by our Limited Partners will reduce the time and expense of solicitation.

                                         Sincerely,

                                         Thomas W. Pauken
                                         Liquidation Trustee of
                                         Renaissance Capital Partners II, Ltd.
Dallas, Texas

October 20, 2000

                    RENAISSANCE CAPITAL PARTNERS II, LTD.

                             PROXY STATEMENT

                    SPECIAL MEETING OF LIMITED PARTNERS
                       To Be Held November 17, 2000

                         SOLICITATION OF PROXIES

  This Proxy Statement is being furnished to Limited Partners of Renaissance Capital Partners II, Ltd., a Texas limited partnership (the "Partnership"), in connection with the solicitation of proxies to be voted at a Special Meeting of Limited Partners (the "Special Meeting") to be held on November 17, 2000, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Limited Partners and at any adjournment(s) thereof. Thomas W. Pauken, the Liquidation Trustee of the Partnership (the "Trustee"), is soliciting proxies on behalf of the Partnership. This Proxy Statement and the enclosed proxy card are first being sent to the Limited Partners of the Partnership on or about October 20, 2000.

  The accompanying form of proxy is designed to permit each holder of whole or fractional limited partnership units of the Partnership ("Units") to vote for or against or to abstain from voting on the two Proposals described in this Proxy Statement and to authorize the proxies to vote in their discretion with respect to any other matters properly presented at the Special Meeting. When a Limited Partner's executed proxy card specifies a choice with respect to a voting matter, the Units will be voted accordingly. If no specifications are made, such proxy will be voted by those persons named in the proxy at the Special Meeting FOR the adoption of the Proposal for the Partnership to withdraw its election as a business development company under the Investment Company Act of 1940 and FOR the adoption of the Proposal to amend the Restated and Amended Agreement and Articles of Limited Partnership of the Partnership dated as of September 30, 1991 (the "Partnership Agreement") to authorize the Trustee to transfer all or substantially all of the assets of the Partnership to a liquidating trust for the benefit of all of the Limited Partners.

  The Trustee encourages the personal attendance of the Limited Partners at the Special Meeting. Executing the accompanying proxy will not affect a Limited Partner's right to attend the Special Meeting and to vote in person.

  Any Limited Partner giving a proxy has the right to revoke it by giving written notice of revocation to Mr. Thomas W. Pauken, Liquidation Trustee, Renaissance Capital Partners II, Ltd., 5646 Milton Street, Suite 900, Dallas, Texas 75206 at any time before the proxy is voted or by executing and delivering a later-dated proxy or by attending the Special Meeting and voting his or her Units in person. No notice of revocation or later-dated proxy, however, will be effective until received by the Trustee at or prior to the Special Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Special Meeting will not by itself revoke the proxy.

  In addition to soliciting proxies by mail, the Trustee may solicit proxies by personal interview, mail, telephone and facsimile. The Trustee will not be additionally compensated for such solicitation, but will be reimbursed for out-of-pocket expenses, if any. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of Units. All costs of solicitation will be borne by the Partnership. At the request of a record holder who holds for others and at no charge, copies will also be furnished to the record holder for distribution to such beneficial holders or, if so requested, directly to the beneficial holders.

  The Partnership's principal offices are located at 5646 Milton Street, Suite 900, Dallas, Texas 75206, and its telephone number is (214) 378-9340.

                          PURPOSES OF THE MEETING

  At the Special Meeting, the Limited Partners of the Partnership will consider and vote upon the following matters:

    1. A Proposal for the Partnership to withdraw its election to be regulated as a business development company under the Investment Company Act of 1940;

    2. A Proposal to amend the Partnership Agreement to authorize the Trustee to transfer all or substantially all of the assets of the Partnership to a liquidating trust for the benefit of all of the Limited Partners; and

    3. Such other and further business as may properly be presented at the Special Meeting and any adjournment(s) thereof.

                           VOTING SECURITIES

  The Trustee has fixed the close of business on October 20, 2000, as the record date (the "Record Date") for the Special Meeting. Whole and fractional Units will be eligible to vote and will be counted for voting purposes on the basis of Partnership Percentages (as defined in the Partnership Agreement). Pursuant to the Partnership Agreement, Partnership Percentages entitled to vote at the Special Meeting have been determined as of the Record Date. Only holders of record of the outstanding Units at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. At the close of business on the Record Date, the Partnership had issued and outstanding 43,254 Units. The Units are the only class of securities entitled to vote at the Special Meeting. A Limited Partner is entitled to vote his or her whole or fractional Units held of record at the close of business on the Record Date, in person or by proxy, at the Special Meeting. The Partnership Agreement provides that votes are to be allocated to the Limited Partners in accordance with the amounts of their respective capital accounts in the Partnership. All votes will be tabulated by an Inspector appointed for the meeting, who will tabulate affirmative and negative votes and abstentions.

  A quorum for the Special Meeting will consist of the presence, in person or by proxy, of the holders of a Majority in Interest (as defined in the Partnership Agreement) of the Units as of the Record Date. Units that are voted "FOR," "AGAINST" OR "ABSTAIN FROM" a matter will be treated as being present at the meeting for purposes of establishing a quorum and as Units represented and voting at the Special Meeting ("Votes Cast") with respect to such matter. The affirmative vote of the holders of a Majority in Interest of the Units is required to adopt the two Proposals described in this Proxy Statement.

  Consistent with the treatment given at previous meetings of the Limited Partners, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present or represented at the Special Meeting and the Votes Cast with respect to each Proposal. Abstentions and broker non-

votes will have the same effect as a vote against a Proposal.

  If a quorum is not present or represented at the Special Meeting or an insufficient number of votes in favor of any Proposal is received by the time of the Special Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting, without further notice than announcement at the Special Meeting. If that occurs, further solicitations of proxies with respect to the Proposals may be made. Units represented by proxies indicating a vote against the Proposals will be voted against such adjournments.

                             OWNERSHIP OF UNITS

  The following table sets forth information concerning the number of Units of the Partnership beneficially owned at the Record Date by the persons who, to the knowledge of the Trustee, beneficially owned more than 5% of the outstanding Units. Because the Partnership is in liquidation, it has no officers or directors and is managed by the Trustee.

Name and Address of
Beneficial Owner            Number of Units Owned      Percent of Total Units
HEB Investment and                 3,160                     7.34%
Retirement Plan Trust
P.O. Box 839999
San Antonio, Texas 78212

  As of the Record Date, the Trustee did not own any Units of the Partnership. To the Trustee's knowledge, no person other than HEB Investment and Retirement Plan Trust beneficially owned 5% or more of the outstanding Units on the Record Date.

                  MATTERS TO BE CONSIDERED AT THE MEETING

                          PROPOSAL NUMBER 1:

                WITHDRAWAL AS A BUSINESS DEVELOPMENT COMPANY

  Because of changes in the nature and structure of the Partnership's business as it has ceased to conduct an ongoing business and is being liquidated, the Trustee recommends that the Limited Partners vote to withdraw the Partnership's election to be regulated as a business development company.

  Since the Partnership was formed and the Limited Partners' funds were first invested, it has operated as a business development company, a specialized type of investment company under the Investment Company Act of 1940 (the "Investment Company Act"). Initially, the Partnership elected to be treated as a business development company, when the alternative would have been to be subject to additional regulation as a closed-end investment company. Until the appointment of the Trustee in 1998, the Partnership operated in a manner generally similar to other business development companies: making investments in other businesses (typically in illiquid securities such as convertible debentures) and providing managerial assistance to those businesses (such as by having a representative of the Partnership serve on the company's board of directors, assisting management in establishing and implementing business plans, and other types of managerial assistance). There has never been an active secondary market for Units, so there have been few transfers of Units since the Partnership was formed, and substantially all of the current Limited Partners have held their Units for the life of the Partnership.

  When the decision was made in 1998 by the Managing General Partner and the Independent General Partners to liquidate the Partnership, the nature of the Partnership's operations changed. The Trustee's role has been to manage and preserve the Partnership's assets, reduce and hold down expenses in order to increase the value that would ultimately be distributed to the Limited Partners and, when practical to do so, to make distributions to the Limited Partners. No new portfolio investments have been made by the Partnership during this period, and none are being considered.

  The Investment Company Act and the regulations thereunder apply to companies which are within the definition of an "investment company," and a business development company is a type of investment company. The Trustee has concluded that, in its current liquidation structure, the Partnership is no longer an "investment company" and therefore does not belong in the regulatory system designed for such companies, for two principal reasons:

    * as recognized in the Investment Company Act, a company that would otherwise be an investment company is no longer subject to regulation as such if its activities are limited solely to transactions that are incidental to the company's dissolution; and

    * the Partnership no longer meets the definition of an investment company, since its principal assets, common stock and common stock purchase warrants of Tutogen Medical, Inc. ("Tutogen"), are not investment securities. In that regard, Tutogen is a subsidiary of the Partnership (as of September 30, 2000, the Partnership owned approximately 54% of Tutogen's outstanding common stock, plus warrants to purchase another 700,000 shares of common stock).

  The Investment Company Act imposes substantial requirements on business development companies which, in the Trustee's opinion, are not appropriate for the limited remaining operations and activities of the Partnership. While the Trustee has sought to comply with these requirements, it is difficult to do so with the limited budget on which the Partnership has operated since the Trustee was appointed, and questions arising under the Investment Company Act have at times necessitated additional expenses (principally legal fees) to obtain guidance as to the applicable requirements. The Trustee believes that operating under the Act also results in increased accounting and auditing fees which are ultimately borne by the Limited Partners.

  The remaining assets of the Partnership, including the Tutogen stock and warrants, are not readily marketable (although Tutogen is a publicly held company, the historical trading volume of its common stock has been relatively low), and the Trustee realized in 1998 that a premature sale or distribution of the Tutogen securities by the Partnership would not result in the realization of fair value by the Limited Partners. In particular, the Trustee believes that distributing the Tutogen stock widely or selling part of the Partnership's holding would dilute the value of holding a majority of Tutogen's outstanding stock.

  Since he was first appointed, the Trustee has sought ways to realize a higher value for Tutogen, beginning with a significant restructuring of the Partnership's investment in Tutogen's recapitalization in January, 1999. Thereafter, as a member of Tutogen's Board of Directors (of which he became Chairman in April, 2000), the Trustee has taken a very active role in assisting in the restructuring of Tutogen's management team and in pursuing new business for Tutogen.

  As previously reported to the Limited Partners, Tutogen has made significant progress since 1998 in increasing its earnings and prospects. The trading value of Tutogen's common stock has increased substantially, although it continues to have a relatively low trading volume. (As noted in previous communications to the Limited Partners, the Trustee believes it is important for the Limited Partners to realize that short-term fluctuations in the trading price of Tutogen's common stock do not necessarily reflect its realizable value, particularly in trying to assess the overall value of the Partnership's holdings of common stock and warrants.) Based on Tutogen's improved earnings and its existing and potential business (particularly in comparison with its less favorable situation in 1998), the Trustee believes that the value of Tutogen which may ultimately be realized by the Limited Partners has substantially increased because of the decisions to avoid an untimely sale of Tutogen securities and to work actively to increase its potential.

  While devoting substantial time and effort to the enhancement of Tutogen's business, the Trustee has also looked for opportunities for the Limited Partners to obtain some liquidity for their investments in the Partnership, without prematurely selling Tutogen stock or distributing it to the Limited Partners. Some Limited Partners have expressed to the Trustee a desire to obtain such liquidity as soon as possible, but others have indicated a preference to hold their Units as an indirect investment in Tutogen, based on an expectation that over time the value of Tutogen has the potential to increase substantially. Although the Trustee is generally optimistic about the prospects for Tutogen's future development, he is not in the business of advising others regarding investments in securities, and he makes no recommendation regarding the present or future value of Tutogen.

  The Trustee recognizes that the different circumstances of various Limited Partners probably leads to different preferences as to the most desirable means of handling the Partnership's holdings in Tutogen securities. He has concluded that the prospects for obtaining some liquidity, possibly in a manner giving Limited Partners a choice as to whether to sell or hold their Units, should increase if the Partnership were to withdraw its election to be treated as a business development company. In that regard, the Trustee believes that the statute and regulations governing business development companies are viewed by companies in other industries as potentially inhibiting financial transactions with a regulated company such as the Partnership.

  Recently, the Trustee had significant discussions concerning a possible alliance with a third party which, if completed, would have provided the Limited Partners the potential to sell some of their Units to the third party. These discussions did not reach fruition; in the Trustee's opinion, the Partnership's current status as a business development company was a significant impediment to a reaching an agreement that could have been favorably received by many Limited Partners.

  If this Proposal is adopted by the Limited Partners, the Trustee expects to file the necessary document to withdraw the Partnership's 1991 election to be regulated as a business development company as soon as it is advantageous for the Partnership to do so. When that withdrawal has been effected:

    * the Partnership will continue to file Quarterly Reports on Form 10-Q with the Securities and Exchange Commission, reporting on financial developments;


    * the Partnership will file an Annual Report on Form 10-K for each additional full year that it is in operation, reporting on financial and other material information about the Partnership; and

    * the Trustee will continue his practice of periodically writing to the Limited Partners to report on significant developments affecting the Partnership and/or the Limited Partners.

  The Trustee does not believe that continuing operations as a business development company is necessary in order to protect the interests of the Limited Partners.

  In summary, the Trustee believes that withdrawal of the business development company election is consistent with the Partnership's current operations and may enhance the Trustee's ability to find a way to provide some liquidity for Limited Partners who would prefer to liquidate a part of their investments. There can be no assurance that any transaction allowing such liquidity will occur, but the Trustee intends to continue seeking such opportunities.

  If this Proposal Number 1 is adopted, the Trustee anticipates that the withdrawal of the election to be regulated as a business development company will be effected whether or not Proposal Number 2 is also adopted. However, the adoption of Proposal Number 2 and the subsequent transfer of assets to a liquidating trust as contemplated by Proposal Number 2 would, in the Trustee's opinion, further lead to the orderly liquidation of the assets of the Partnership.

  THE TRUSTEE RECOMMENDS THAT EACH LIMITED PARTNER VOTE FOR THIS PROPOSAL NUMBER 1, AUTHORIZING THE PARTNERSHIP TO WITHDRAW ITS ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY.

                              PROPOSAL NUMBER 2:

                     AMENDMENT OF PARTNERSHIP AGREEMENT

Purpose of the Proposed Liquidating Trust

  Effective October 1, 1998, the Trustee was appointed in accordance with the Partnership Agreement to wind up the affairs of the Partnership and to liquidate its assets. Section 9.2 of the Partnership Agreement (which appears as part of Appendix I to this Proxy Statement) gives the Trustee full right and unlimited discretion to determine the time required and used for liquidation, including sale of the assets, distribution of assets in kind, and exchange of assets for other assets for the purpose of obtaining fair value for the assets.

  The Trustee has concluded that it would be in the best interests of the Partnership and the Limited Partners to transfer substantially all of the assets to a liquidating trust for the remaining period of liquidation. A liquidating trust is a relatively common arrangement providing a structure for the management and disposition of the assets of a business in the process of liquidation. The principal reasons for making this Proposal are to provide for an orderly disposition of the assets during the liquidation, to ensure that the assets are managed and protected for the benefit of the Limited Partners and to more clearly define the powers of and limitations on the Trustee during the liquidation.

  Because the Partnership Agreement is ambiguous regarding the authority of the Trustee to transfer substantially all of the Partnership's assets to a liquidating trust, the Trustee proposes that Section 9.2 of the Partnership

Agreement be amended as indicated in Appendix I. If this Proposal is adopted, the Trustee intends to transfer substantially all of the Partnership's assets to a liquidating trust which will be subject to the terms and conditions discussed below, as well as other terms and conditions customary for trusts established for similar purposes.

    * The sole purpose of the trust will be to liquidate the Partnership and not to engage in an active trade or business;

    * The trust will terminate upon the earlier of (i) the liquidation of all of its assets and the resolution of all liabilities of the trust, or (ii) two years from the date on which assets are transferred to the trust. At the time of termination, all remaining assets, except any reserves required for unliquidated claims or expenses, will be distributed to the Limited Partners;

    * The Trustee's powers under the trust will be substantially the same as his powers as Trustee under the Partnership Agreement, except for certain new limitations. These limitations will (i) restrict investments of Partnership cash, except as may be needed to exercise warrants to purchase Tutogen stock, to short term high quality securities or bank deposits; (ii) subject the Trustee's actions to the oversight of two Supervising Trustees, with a more formal role than the informal advisers the Trustee has consulted up to now;
(iii) formally limit activities to those incidental to the liquidation of the Partnership and its assets; and (iv) require prompt distribution of the proceeds from the sale or other disposition of the assets.

    * A Board of Trustees, comprised of the Trustee and Messrs. Kenneth Reimer and Robert Farone (collectively, the "Supervising Trustees") will be appointed for the limited purposes of having the power to oversee and, if appropriate, remove the Trustee for good cause (by a majority vote of the Board of Trustees). They would also have the power to appoint a successor to the Trustee upon the resignation, removal, death or incapacity of the Trustee;

    * The Trustee will continue to receive the same compensation ($6,000 per month) as has been paid previously by the Partnership, but only for the limited life of the trust.

    * The trust will pay direct expenses which have previously been paid by the Partnership, including fees of attorneys and accountants and any out-of-pocket expenses arising from the management, operation or administration of the trust. The Trustee also will be authorized to make provision out of the assets for a litigation reserve to pay any present or future claims, expenses and liabilities of the trust; and

    * The trust agreement will contain such other terms and conditions which are customary for similar arrangements involving liquidations of a business or are necessary to cause the trust to be treated as a grantor trust under and in accordance with the relevant provisions of the Internal Revenue Code of 1986 and the Treasury Regulations pertaining thereto.

  The Trustee currently receives $6,000 per month from the Partnership for his services as Trustee. If the proposed amendment to the Partnership Agreement is approved, the Trustee will receive the same amount of compensation, paid by the trust instead of the Partnership.

  The Trustee also serves as Chairman of the Board of Directors of Tutogen, a biotech/medical products company of which the Partnership is the majority shareholder, and receives from that company $1,500 per board meeting and $500 per telephonic meeting for serving as a director and $1,000 per month for serving as Chairman. In addition, the Trustee is eligible to participate in

Tutogen's stock option plan on the same terms as the other directors of the company. As Chairman of the Board the Trustee has devoted a substantial amount of his time to the oversight of Tutogen's activities. The compensation which the Trustee receives from Tutogen will not be affected by the outcome of the votes at the Special Meeting.
Assets of the Trust

  The Trustee contemplates that the Partnership's holdings of Tutogen's securities, consisting of 7,202,408 shares of common stock and warrants to purchase 700,000 additional shares of common stock, will be transferred to the trust, together with all of the Partnership's cash and securities. These assets comprise almost all of the Partnership's assets. The Trustee does not anticipate transferring certain litigation claims to the trust, but he would continue to oversee those claims in the same manner as he has done since such claims arose. Whether or not such claims become part of the trust, recoveries associated with them, if any, will be paid into the trust and distributed to the Limited Partners along with other assets as they become available for distribution.

THE TRUSTEES

  Set forth below is a description of the recent business experience and other biographical information regarding the Trustee and the persons who will become Supervising Trustees of the trust if Proposal Number 2 is adopted and the assets are transferred to the trust.

  Thomas W. Pauken, Trustee, is an attorney and mediator. He has served as Trustee since October 1, 1998. From September 1991 through September 1998, he served as an Independent General Partner of the Partnership. He became a director of Tutogen in 1999 and currently serves as Chairman of the Board of that company, which is a subsidiary of the Partnership. He is also a director of TOR Minerals International, Inc. From 1985 to 1991, Mr. Pauken was Vice President and Corporate Counsel of Garvon, Inc., a Dallas-based venture capital company. From 1981 to 1985, Mr. Pauken served as Director of ACTION, an independent federal agency. He also served on the White House legal counsel's staff during the Reagan Administration. Mr. Pauken received a B.A. from Georgetown University and a J.D. degree from Southern Methodist University School of Law.

  Robert C. Farone, who will act as a Supervising Trustee, has been the President of Bag'n Baggage, Ltd., an 80-store retailer of luggage and leather goods operating in eight states under the trade names Bag'n Baggage, Biagio, Houston Trunk Factory, Malm and Roberto's, since June 1985. Mr. Farone has also served as a director of Caribbean Marine, Inc. since June 1985. Mr. Farone is also the Trustee of a Limited Partner of the Partnership and has been on the board of directors of Tutogen since April 1999.

  Kenneth F. Reimer, Ph. D., who will also act as a Supervising Trustee, is the Chairman and CEO of three small businesses, Baker Brothers America Deli, IvyGlen Schools and FCB Food Corporation. He previously served as Chief Executive Officer of Furr's Cafeteria and Roma Corporation and has also been the Chief Operating Officer or Chief Financial Officer of companies engaged in insurance, construction, manufacturing and real estate. He is also a Limited Partner of the Partnership.

  If this Proposal Number 2 is adopted but Proposal Number 1 is not adopted, theTrustee currently expects that he would transfer substantially all of the assets of the Partnership to the trust, as described above.

  THE TRUSTEE RECOMMENDS THAT EACH LIMITED PARTNER VOTE FOR PROPOSAL NUMBER 2,

TO AMEND THE PARTNERSHIP AGREEMENT TO AUTHORIZE THE TRUSTEE TO TRANSFER ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PARTNERSHIP TO A LIQUIDATING TRUST FOR THE BENEFIT OF ALL OF THE LIMITED PARTNERS.

                        PROPOSALS BY LIMITED PARTNERS

  Because the Partnership is in the process of liquidation and is not conducting an ongoing business, the Trustee does not anticipate that there will be any need for the Partnership hold any annual meetings in the future. If the Partnership were to hold an annual meeting, Rule 14a-8 under the Securities Exchange Act of 1934, as amended, provides a procedure whereby a Limited Partner may present appropriate proposals to be included in the Proxy Statement distributed with respect to such a meeting. In order to be eligible to have such a proposal included in a future proxy statement, a proposal by a Limited Partner must be submitted to the Partnership a reasonable time before the Partnership begins to print and mail proxy materials.

                               OTHER BUSINESS

  At the time of the preparation of this Proxy Statement, the Trustee is not aware of any matters which would be presented for action at the Special Meeting other than the Proposals specifically set forth in the Notice of Special Meeting of Shareholders and referred to herein. If any other matters are properly presented for action at the Special Meeting or any adjournment(s) thereof, it is intended that the person or persons named in the accompanying proxy card will vote or refrain from voting as in their discretion they may deem appropriate.


                                   THOMAS W. PAUKEN
                                   Liquidation Trustee of
                                   Renaissance Capital Partners II, Ltd.

Dallas, Texas
October 20, 2000


IMPORTANT: PROXIES SHOULD BE RETURNED PROMPTLY. LIMITED PARTNERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR UNITS TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                   APPENDIX I


  The following is the text of Section 9.2 of the Partnership Agreement as it currently appears:


Section 9.2.  Procedures Followed Upon Dissolution, Liquidation and
Termination.

    (a) Upon dissolution of the Partnership, the Managing General Partner, or, if the Independent General Partners appoint a liquidation trustee (the Trustee), the Trustee shall commence to wind up the affairs of the Partnership and to liquidate its assets. The Managing General Partner or the Trustee, as the case may be, shall have full right and unlimited discretion to determine the time required and used for liquidation, including sale of assets, distribution of assets in kind, and exchange of assets for other assets for the purpose of obtaining, in its opinion, fair value for such assets, having due regard to the activity and condition of the relevant matters of general financial and economic conditions. To the extent that such assets cannot be liquidated, the Managing General Partner, or the Trustee, subject to the 33 Act and the 1940 Act, may effectuate an in-kind distribution if it would be in the best interests of the Partners and if in accordance with the Prospectus. To the extent permitted by the Advisers Act, for all purposes of this Agreement, assets distributed in kind shall be deemed to have been sold for their fair market value as determined pursuant to Section 13, and the proceeds of such sale shall be deemed to have been distributed as of the date of the in-kind distribution.



  The following is the text of new Section 9.2(b) as it would read if Proposal Number 2 is adopted:

    (b) Notwithstanding any other provision of this Agreement, in exercising his authority under Section 9.2(a) hereof, the Trustee is authorized to transfer all or substantially all of the assets of the Partnership to a liquidating trust if, in the reasonable business judgment of the Trustee, such a transfer appears to be in the best interests of the Partners.

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            THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP

                                    PROXY

                   RENAISSANCE CAPITAL PARTNERS II, LTD.

            Special Meeting of Limited Partners   November 17, 2000

  The undersigned hereby appoints Thomas W. Pauken and Robert C. Farone, and each of them, with full power of substitution, the attorney and proxy of the undersigned, to attend the Special Meeting of Limited Partners of Renaissance Capital Partners II, Ltd., a Texas limited partnership, to be held in Dallas, Texas on November 17, 2000, at 10:00 a.m. local time and at any adjournments thereof, and to vote the Units of the undersigned with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any adjournment thereof.

  The proxy when properly executed will be voted as specified herein. If no specification is made with respect to any particular proposal, it is the intention of the proxies to vote FOR each of the following proposals.

                              SEE REVERSE SIDE

1. To approve the proposal that the Partnership withdraw its election to be regulated as a business development company.

     FOR           [  ]
     AGAINST       [  ]
     ABSTAIN       [  ]

2.  To approve the proposal to amend the Partnership  Agreement to authorize the Liquidation Trustee to transfer the Partnership's assets to a liquidating trust.

     FOR           [  ]
     AGAINST       [  ]
     ABSTAIN       [  ]

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof, hereby revoking any proxy heretofore given by the undersigned for such meeting.

                              _____________________
                                   Signature
                              _____________________
                           Signature if jointly owned
                              _____________________
                                     Date